                                                                   Exhibit 10.10

                                 LEASE AGREEMENT
                                 ---------------


     THIS LEASE AGREEMENT (this "Lease"), dated this 3rd day of December, 1994, but effective as of the 4th day of December, 1994, is by and between NOVELL, INC., a Delaware corporation ("Landlord"), and R.R. DONNELLEY & SONS COMPANY, a Delaware corporation ("Tenant").


                              W I T N E S S E T H:

     l.   Leased Premises.
          ---------------

          A. In consideration of the obligation of Tenant to pay rent as hereinafter provided, and in consideration of the other terms, provisions, and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby accepts and leases from Landlord, all those certain lots, parcels or pieces of land situated in Lindon, Utah, as the same are more particularly described in Exhibit A attached hereto and made a part hereof (the "Land"),
             ---------
together with the buildings containing in the aggregate approximately 338,008 square feet (less the Labeltech Space (as hereinafter defined) until such time as the requirements of Paragraph 1(B) hereof have been satisfied) located on the Land and commonly known as Buildings l, 1.5, 2, 2.5 and 3, 500 South 500 West, Lindon, Utah 84042 (collectively, the "Building"), and all appurtenances, fixtures and improvements now or hereafter erected on the Land, including, without limitation, all walkway, road and parking improvements and facilities and all other facilities used in connection with the operation or occupancy of the Land (collectively, the "Leased Premises").

          B. Landlord and Tenant acknowledge that a portion of the 338,008 square feet included within the Leased Premises is or was formerly leased by Landlord to Labeltech, Inc. ("Labeltech") pursuant to a lease agreement between Landlord and Labeltech (the "Labeltech Lease"). The area covered by the Labeltech Lease consists of approximately two thousand two hundred seventy-nine (2,279) square feet as more fully described in the Labeltech Lease and as depicted on Exhibit A-1 attached hereto and made a part hereof (the "Labeltech
            -----------
Space"). Landlord and Tenant agree to determine the exact square footage of the Labeltech Space, promptly after the date hereof, and to confirm such determination in writing. Landlord and Tenant expressly acknowledge that, notwithstanding anything to the contrary contained herein, the Leased Premises shall not include the Labeltech Space, and Tenant shall have no obligations or liabilities whatsoever with respect thereto, whether arising under this Lease or otherwise, including, without limitation, the obligation to pay Rent thereon, unless and until (i) the Labeltech Lease has been terminated, (ii) all equipment and materials associated with the operations of Labeltech have been removed from the Labeltech Space, (iii) all chemicals, hazardous substances, hazardous materials, hazardous wastes and solid wastes have been properly removed from the Labeltech Space, and (iv) the Labeltech Space has been inspected and approved by Tenant in writing. Upon the satisfaction of the foregoing requirements, the Labeltech Space will be automatically added to the Leased Premises without the necessity of an amendment to this Lease, provided that Landlord and Tenant agree to execute such an amendment upon the request of either party.

     2.  Condition of Leased Premises. Tenant acknowledges that the Leased
         ----------------------------
Premises are in satisfactory condition and that no promises to decorate, alter, repair or improve the Leased Premises have been made by Landlord or its agents to Tenant, except as expressly set forth herein. Tenant accepts the Leased Premises "AS IS" with no representations respecting the condition thereof except as expressly set forth herein or in the Purchase Agreement (as hereinafter defined).

     3.  Term.
         ----

          A. Tenant shall have and hold the Leased Premises unto itself, its successors and assigns, for a term of three (3) years, commencing on December 4, 1994 (the "Commencement Date"), and ending on the date which is three (3) years after the Commencement Date (the "Termination Date"), or such other date as this Lease may be terminated or extended pursuant to any provision hereof (the "Lease Term").

          B. Provided there is no ongoing Event of Default (as hereinafter defined) hereunder at the time Tenant exercises the option, Tenant shall have an option to renew this Lease for one (1) additional term of two (2) years (the "Renewal Term"), exercisable by giving Landlord written notice not less than ninety (90) days prior to the Termination Date, upon the same terms and conditions as provided in this Lease, except that Base Rent (as hereinafter defined) for the Renewal Term shall be the then fair market rental, determined as follows:

     Within twenty (20) days following Tenant's exercise of the renewal option, Landlord and Tenant shall attempt to agree on the fair market rental of the Leased Premises. Absent an agreement as to the fair market rental of the Leased Premises within such twenty (20) day period, Landlord and Tenant shall, within ten (10) days thereafter, each choose an appraiser (qualified by an "M.A.I." designation). Within fifteen (15) days after the appraisers have been selected, the two appraisers shall each make their respective determination as to the fair market rental of the Leased Premises, and fair market rental for the Renewal Term shall be determined by averaging the appraisals of each of the two appraisers.

      4. Base Rent.
         ---------

         A. Tenant covenants and agrees to pay to Landlord for the Leased Premises base rent ("Base Rent") at the rate of thirty-four cents (34 cents) per square foot per month (the "Base Rent Rate"), in advance, in equal monthly installments of $114,147.86 per month ($1,369,744.32 per year). Landlord and Tenant acknowledge that the foregoing monthly and annual amounts are based on the assumption that the Labeltech Space constitutes 2,279 square feet. At the time Landlord and Tenant determine the actual square footage of the Labeltech Space as provided in Paragraph 1(B) above, the monthly and annual Base Rent amounts will be adjusted accordingly. Further, at such time as the Labeltech Space is added to the Leased Premises in accordance with the provisions of Paragraph 1(B), Tenant will pay Base Rent with respect thereto at the Base Rent Rate. Base Rent shall be payable, in lawful money of the United States, on or before the first day of each calendar month during the Lease Term, except that the rental payment for any fractional calendar month at the commencement or end of the Lease Term shall be prorated.

          B. All sums, charges and other payments to be made by Tenant under any of the provisions of this Lease other than Base Rent shall be deemed to be supplemental rent ("Supplemental Rent"). Base Rent and Supplemental Rent shall be collectively referred to herein as "Rent".

          C. All Rent payable to Landlord shall be paid by Tenant to Landlord at Landlord's address specified herein, or to such other person and/or at such other address as Landlord may direct by notice to Tenant.

          D. It is the purpose and intent of Landlord and Tenant that the Rent payable hereunder shall be absolutely net to Landlord and that Tenant shall pay, without notice or demand

(except as otherwise provided herein) and without abatement or set-off, all costs, Impositions (subject to the provisions of Paragraph 5 hereof), insurance premiums, water, gas and electric light and power bills, and other utilities, taxed, levied or charged against the Leased Premises for and during the Lease Term and any extensions thereof, and all other expenses and obligations of any kind and nature relating to the Leased Premises, except to the extent expressly provided herein.

     5.  Impositions.
         -----------

          A. Tenant shall pay, as Supplemental Rent, all Impositions (as hereinafter defined), or cause the same to be paid, as and when the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof. As used herein, the term "Impositions" shall mean all general and special taxes, duties, assessments, water and sewer rents, rates and charges, charges for public utilities, excises, levies, license and permit fees, parking surcharges and other charges of governmental authorities which at any time during the Lease Term may have been or may be laid, assessed, levied, confirmed, imposed upon, or arise or become due or payable out of or in respect of or become a lien on, the Leased Premises or any part thereof;
provided, however, that:
--------  -------

              i. If any Imposition relating to a fiscal period of a taxing authority, all of which period is included within the Lease Term, may, at the option of the taxpayer be paid in installments, Tenant may, subject to Landlord's approval (which shall not be unreasonably withheld), pay such Impositions in installments;

              ii. Any Imposition with respect to a fiscal period of a taxing authority part of which is included within the Lease Term and part of which is not included within the Lease Term shall be prorated between Landlord and Tenant as of the Termination Date; and

              iii. Impositions shall not include (i) income taxes assessed against Landlord, (ii) any capital levy, corporation franchise, excess profits, estate, succession, inheritance or transfer taxes of Landlord, or (iii) any mechanics' or materialmen's lien or other lien or charge created or suffered by or through Landlord, all of the foregoing being the sole obligation of Landlord.

Landlord represents and warrants to Tenant that it has no notice or knowledge of any pending or threatened special assessment or other Imposition with respect to the Leased Premises.

          B. Upon request of Landlord, Tenant shall deliver to Landlord within twenty (20) days of such request, copies of all bills for such Impositions, showing such Imposition to be paid in accordance with the terms thereof.

          C. Tenant shall have the right, subject to Landlord's approval (which shall not be unreasonably withheld) and at Tenant's own expense, to contest the amount or validity, in whole or in part, of any Imposition, by appropriate proceedings. Upon termination of any such proceedings, it shall be the obligation of Tenant to pay the amount of such Imposition or part thereof as finally determined in such proceedings to the extent applicable to the Lease Term. Landlord agrees that whenever Landlord's cooperation is required in any proceedings brought by Tenant as aforesaid, Landlord will cooperate therein.

     6.  Use of Premises. Tenant shall use the Leased Premises for light
         ---------------
manufacturing and for general office purposes and other ancillary uses. Tenant shall have access to the Leased Premises 24 hours per day, 7 days per week, 52 weeks per year. Tenant will not occupy or use, nor permit any portion of Leased Premises to be occupied or used, for any use or purpose which is unlawful, nor permit anything to be done which will render void or in any way increase the rate of any insurance on the Building or its contents.

     7.  Surrender of Leased Premises. Tenant shall and will upon the expiration
         ----------------------------
of this Lease surrender and deliver up the Leased Premises (except Tenant's trade fixtures, as herein provided) into the possession of Landlord without delay, broom clean and in at least as good condition as on the Commencement Date of the Lease Term, ordinary wear and tear excepted.

     8.  Alterations. Any Alteration (as hereinafter defined) which Tenant
         -----------
elects to make shall be made at the cost and expense of Tenant and, with respect to individual Alterations the cost of which exceeds $50,000.00, in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord (which approval shall not be unreasonably withheld). As used herein, the term "Alteration" shall mean any demolition, repair, addition, betterment, improvement or rebuilding of the Leased Premises, excluding structural, mechanical or electrical modifications which shall require the approval of Landlord in all instances. All Alterations erected by Tenant shall be and remain the property of Tenant during the term of this Lease. Upon the Termination Date or upon earlier termination of this Lease or vacating of the Leased Premises, such Alterations shall become the property of Landlord, with the exception of Tenant's trade fixtures which shall remain the property of Tenant and shall be removed by Tenant at the termination of this Lease, and Tenant shall repair any damage to the Leased Premises caused by such removal. Any Alteration requiring Landlord's prior approval shall, at Landlord's request (which request shall be given at the time Landlord approves such Alteration), be removed upon the termination of this Lease, and the Leased Premises shall be restored to their original condition.

     9.  Maintenance of Leased Premises.
         ------------------------------

          A. Tenant shall, at its sole cost and expense, maintain the Leased Premises (including all fixtures installed by Tenant but excluding those areas or items to be maintained by Landlord under Paragraph 9(B) hereof) in good repair, reasonable wear and tear excepted, and in a generally clean and healthful condition in accordance with the standards set forth in Exhibit B
                                                                  ---------
attached hereto and made a part hereof. Any repairs or replacements shall be with materials and workmanship of the same character, kind and quality as the original.

          B. Landlord shall, at its sole cost and expense, maintain the roof, foundation, exterior walls (excluding windows, window glass and plate glass) and any structural components of the Building in good condition and repair, except for any damage or repairs occasioned by Tenant. Any damage or repairs occasioned by Tenant shall be promptly corrected by Tenant at Tenant's sole expense. Tenant shall promptly notify Landlord of the need for repairs to any of the foregoing matters, and Landlord shall proceed promptly to make such repairs at Landlord's expense. Landlord represents and warrants to Tenant that, to the best of Landlord's knowledge, the plumbing, electrical, HVAC systems and elevator are in good working order and condition.

     10.  Prohibition Against Liens. Tenant shall not permit any lien or claim
          -------------------------
for lien of any mechanic, laborer or supplier to be filed against the Land arising out of the performance of any repairs or replacements made by or on behalf of Tenant. If any lien or claim for lien is filed, Tenant, at Tenant's sole expense, shall within thirty (30) days after written request from Landlord, either (i) have such lien or claim for lien released of record, (ii) deliver to Landlord a bond in form, content and amount reasonably satisfactory to Landlord, protecting Landlord from all liability resulting from such lien or claim for lien, or (iii) establish a title indemnity agreement with Landlord's title insurer whereby such title insurer agrees to insure title in the Land over such lien.

     11.  Compliance with Laws. Tenant shall comply with all applicable laws,
          --------------------
ordinances, orders, rules, and regulations with respect to Tenant's occupancy of the Leased Premises. Landlord represents and warrants to Tenant that Landlord has no knowledge of any violations of any applicable laws or orders (excluding laws or orders governing Hazardous Substances as hereinafter defined) applicable to the Leased Premises and Landlord's operations therein as of the date of this Lease, with the exception of the elevator in Building 3. Landlord acknowledges that Tenant's proposed use of the Leased Premises, as represented by Tenant to Landlord, is substantially the same as that of Landlord as of the date of this Lease. Notwithstanding anything to the contrary contained herein, in the event that any alterations, including but not limited to structural or capital improvements, to the Leased Premises are required in order to comply with any applicable laws or orders, including, without limitation, the Americans with Disabilities Act (any such alteration being hereinafter referred to as a "Compliance Alteration"), Landlord and Tenant agree to proceed as follows:

          A. If a Compliance Alteration is required solely as a result of a change in Tenant's use of the Leased Premises from that currently represented to Landlord, such Compliance Alteration shall be at Tenant's sole cost and expense.

          B. If it is unclear or disputed that a Compliance Alteration falls within the parameters of Paragraph 11(A) above, the cost of such Compliance Alteration shall be amortized over the useful life of such Compliance Alteration (as such useful life is determined in accordance with Internal Revenue Code of 1986, as amended), and Tenant shall be responsible for only that portion of such amortized cost as falls within the then remaining balance of the Lease Term (and any extensions thereof, if Tenant has exercised the same).

          C. Any Compliance Alterations costing less than Ten Thousand Dollars ($10,000.00) in the aggregate over the Lease Term (and any extensions thereof) shall be at Tenant's sole cost and expense, regardless of the cause therefor.

Tenant shall have the right, upon Landlord's prior consent (which shall not be unreasonably withheld or delayed) to contest by appropriate legal proceedings the validity or application of any laws or orders, and Landlord shall, upon request from Tenant, execute and deliver any appropriate papers which may be necessary or proper to permit Tenant to so contest the validity or application of any such law or order.

     12.  Inspections. Landlord shall have the right to enter the Leased
          -----------
Premises, at any reasonable time following reasonable notice to Tenant (provided that no such notice shall be required in the event of an emergency), to ascertain the condition of the Leased Premises or to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease. During the nine (9) months prior to the Termination Date, Landlord shall have the right to enter the Leased Premises at any time during business hours for the purpose of showing the Leased Premises to prospective tenants. Notwithstanding the foregoing, Landlord must be accompanied by Tenant, or Tenant's authorized employees or representatives during any non-emergency inspections or entries, including, without limitation, during any showing of the Leased Premises to prospective tenants as aforesaid.

     13.  Assignment and Subletting. Tenant shall not have the right to assign
          -------------------------
or pledge this Lease or to sublet the whole or any part of the Leased Premises, whether voluntarily or by operation of law, or permit the use or occupancy of the Leased Premises by anyone other than Tenant (any of the foregoing, a "Transfer"), without the prior written consent of Landlord which shall not be unreasonably withheld, qualified or delayed, and such restrictions shall be binding upon any assignee or subtenant to which Landlord has consented. Landlord's consent will be deemed to have been reasonably withheld if the proposed assignee or sublessee does not have a financial condition reasonably acceptable to Landlord. No such Transfer (including a Permitted Transfer as hereinafter defined) shall release Tenant from its obligations hereunder. Notwithstanding anything to the contrary contained herein, Tenant shall have the right to assign this Lease or to sublet all or any part of the Leased Premises, without the consent of Landlord, to (a) any entity resulting from a merger or consolidation with Tenant, (b) any entity succeeding to the assets of Tenant, or (c) any entity controlled by, controlling or under common control with Tenant (any of the foregoing, a "Permitted Transfer").


     14.  Fire and Casualty Damage.
          ------------------------

          A. If the Leased Premises are rendered partially or wholly untenantable by fire or other casualty, and if such damage cannot be materially restored within one hundred twenty (120) days of such damage, then either Landlord or Tenant may terminate this Lease as of the date of such fire or casualty. Landlord or Tenant shall exercise the option to terminate provided herein by written notice to the other within thirty (30) days of such fire or other casualty. For purposes hereof, the Building or Leased Premises shall be deemed to be "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Leased Premises for the purpose for which it was then being used, which condition shall be as near as feasibly possible to the condition thereof immediately prior to such fire or casualty.

          B. If this Lease is not terminated pursuant to Paragraph 14(A), then Landlord shall proceed with all due diligence to repair and restore the Leased Premises within such one hundred twenty (120) day period; provided that Tenant shall make available to Landlord for such repair and restoration the proceeds of the insurance policies maintained by Tenant pursuant to Paragraph 15(A) hereof. In no event shall Landlord be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in or about the Leased Premises by Tenant or to advance funds beyond the amount of the proceeds provided by Tenant's insurance policies.

          C. If this Lease shall be terminated pursuant to Paragraph 14(A), the term of this Lease shall end on the date of such damage as if that date had been originally fixed in this Lease as the Termination Date. If this Lease shall not be terminated by Landlord or Tenant pursuant to Paragraph 14(A) and if the Leased Premises are untenantable in whole or in part following such damage, the rent payable during the period in which the Leased Premises are untenantable shall be reduced on a pro rata basis. In the event that Landlord should fail to complete such repairs and material restoration within one hundred twenty (120) days after the date of such damage, Tenant may at its option, terminate this Lease by delivering written notice to Landlord, whereupon this Lease shall end on the date of such notice as if the date of such notice were the date originally fixed in this Lease as the Termination Date.

          D. Whenever (a) any loss, cost, damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either Landlord or Tenant in connection with the Leased Premises or the Building, and
(b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance, and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (provided, that in the case of increased cost, the other party shall have the right within thirty (30) days following notice to pay such increased cost, thereupon keeping such release and waiver in full force and effect). Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement.

     15.  Insurance. Tenant, during the term hereof and any extensions, renewals
          ---------
and/or modifications shall provide, at its sole cost and expense, and continuously maintain in full force and effect policies of insurance covering:

          A. Loss or damage to the Leased Premises (including windows, window glass and plate glass) by fire, lightning, vandalism and malicious mischief, and those risks now or hereafter normally covered by the term "extended coverage" in an amount equal to the full replacement value thereof;

          B. Tenant's personal property in an amount equal to its actual cash value;

          C. Workers Compensation and Occupational Disease insurance as required by law, and Employers Liability with limits of $500,000.00 per occurrence for Tenant's employees;

          D. Comprehensive General Liability insurance, including contractual liability, insuring against any loss, liability or damage on, about or relating to the Leased Premises, or any portion thereof, with limits of not less than $2,000,000.00 combined single limit, per occurrence and aggregate, for bodily injury and property damage, naming Landlord as an additional insured and containing a Cross Liability (severability of interests) clause which provides that the insurance afforded applies separately to each insured against whom a claim is made or a suit is brought, or comparable language, the effect of which is that coverage shall be provided with respect to Landlord for injury to employees or other insureds or loss or damage to property in the custody of other insureds; and

          E. Comprehensive Automobile Liability insurance, covering all owned or rented vehicles, each with limits of not less than $1,000,000.00 per occurrence for bodily injury and $1,000,000.00 per occurrence for property damage.

The Comprehensive General Liability insurance and the Comprehensive Automobile Liability insurance referenced above shall be written on a contractual basis so that Tenant's insurance carrier is bound by Tenant's undertakings set forth herein and coverage is extended under such policies to all liability assumed by Tenant hereunder. Tenant shall obligate his insurers to notify Landlord at least 30 days prior to any significant changes in Tenant's insurance coverage. All policies of insurance shall be written by Utah licensed companies reasonably acceptable to Landlord. Tenant shall cause to be inserted in the policy or policies of insurance required above, a Waiver of Subrogation clause as to Landlord, except to the extent that such policies specifically name Landlord as an additional insured. Notwithstanding the foregoing, Tenant shall have the option to self-insure in accordance with the terms and conditions as stated herein or to effect any insurance provided for in this Paragraph 15 by a blanket policy or policies.


     16.  Liability and Indemnification.
          -----------------------------

          Tenant shall hold Landlord harmless from and defend Landlord against any and all claims, liability or damages (but excluding any special or consequential damages) relating to any injury or damage to any person or property whatsoever occurring during the Lease Term in, on or about the Leased Premises or any part thereof when such injury or damage shall be caused by the act, neglect, fault of, or omission of any duty with respect to the same by Tenant, its agents, servants and employees or any failure on the part of Tenant to perform or comply with any of the provisions contained in this Lease on its part to be performed or complied with. Landlord shall hold Tenant harmless and defend Tenant against any and all claims, liability or damages (but excluding any special or consequential damages) relating to any injury or damage to any person or property whatsoever occurring in, on or about the Leased Premises or any part thereof, when such injury or damage shall be caused by the act, neglect, fault of, or omission of any duty with respect to the same by Landlord, its agents, servants and employees or any failure on the part of Landlord to perform or comply with any of the provisions contained in this Lease on its part to be performed or complied with. The provisions of this Paragraph 16 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

     17.  Condemnation.
          ------------

          A. If any part of the Leased Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof (any of the foregoing being a "Taking") and the Taking would prevent or materially interfere with Tenant's use of the Building or the Leased Premises for the purpose for which it is then being used, this Lease shall terminate effective when the Taking shall occur in the same manner as if the date of such Taking were the date originally fixed in this Lease as the Termination Date. Tenant shall be entitled to make a claim against a condemning authority for moving expenses, the unamortized balance of leasehold improvements done at Tenant's expense and the value of the unexpired term of Tenant's leasehold estate so long as such claim does not have a preclusive effect on any award made to Landlord.

          B. In the event of any such Taking, and if this Lease is not terminated as provided in Paragraph 17(A), this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced on a pro rata basis, and Landlord shall undertake to restore the Building and Leased Premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under the circumstances, within ninety (90) days of such Taking. In the event that Landlord should fail to complete such repairs and material restoration within ninety (90) days after the date of such Taking, Tenant may at its option, terminate this Lease by delivering written notice to Landlord, whereupon this Lease shall end on the date of such notice as if the date of such notice were the date originally fixed in this Lease as the Termination Date.

          C. In the event of any such Taking, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

     18.  Holding Over. Tenant will, at the termination of this Lease by lapse
          ------------
of time or otherwise, yield up immediate possession to Landlord. If Tenant retains possession of the Leased Premises or any part thereof after such termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes the creation of a tenancy at sufferance upon the terms and conditions set forth in this Lease; provided, however, that rent shall, in addition to all other sums which are to be paid by Tenant hereunder, be equal to 150% of the Base Rent being paid to Landlord under this Lease immediately prior to such termination (prorated on the basis of a 365 day year for each day Tenant remains in possession). The provisions of this paragraph shall not constitute a waiver by Landlord of any right of re-entry as herein set forth; nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants, or obligations herein on Tenant's part to be performed.

     19.  Quiet Enjoyment. Landlord represents and warrants to Tenant that
          ---------------
Landlord has full right and authority to enter into this Lease and that Tenant, while paying the rent and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Leased Premises for the term hereof without hindrance or molestation from Landlord. Landlord shall provide Tenant with non-disturbance agreements, in form and content reasonably acceptable to Tenant, from any present or future mortgagee or holders of other superior interests, if any.

     20.  Events of Default. The following events shall be deemed to be events
          -----------------
of default by Tenant under this Lease (each, an "Event of Default"):

          A. Tenant shall fail to pay when or before due any installment of Rent, and such failure shall continue for a period of five (5) days after written notice from Landlord; or

          B. Tenant shall fail to comply with any term, provision or covenant of this Lease other than the payment of Rent, and shall not cure such failure within thirty (30) days after written notice thereof from Landlord (or, if such cure requires more than thirty (30) days, Tenant shall fail to commence such cure within thirty (30) days after written notice from Landlord and thereafter shall fail to diligently prosecute such cure to completion); or

          C. Tenant shall fail to vacate the Leased Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only; or

          D. Tenant shall make a transfer in fraud of creditors; file or have filed against it a petition under any appropriate federal or state bankruptcy or insolvency law which petition is not dismissed within sixty (60) days of its filing; be adjudged bankrupt or insolvent; fail or admit it cannot meet its financial obligations as and when they become due; or a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant and such appointment is not vacated within sixty (60) days thereof.

     21.  Remedies. Upon the occurrence of any Event of Default by Tenant,
          --------
Landlord may pursue any and all remedies which it may then have hereunder or at law or in equity, including, without limitation, any one or more of the following, in each case, without any notice or demand:

          A. Terminate this Lease, in which event Tenant immediately shall surrender the Leased Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or any arrearage in Rent, enter upon and take possession of the Leased Premises. Tenant agrees to pay to Landlord on demand the amount of all loss, cost, expense and damage which Landlord may suffer or incur by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including the following:

              (i) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

              (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided; plus

              (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

              (iv) any other amount, including court costs, or costs of reletting (including leasing and refitting costs), necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease; plus

              (v) all reasonable attorneys' fees incurred by Landlord relating to the default and termination of this Lease.

All Rent shall be computed on the basis of the amount thereof which was due and payable to Landlord for the month immediately prior to the default. As used in subparagraph (iii) above, the "worth at the time of award" is to be computed by discounting such amount at the discount rate of the Federal Reserve Bank of New York at the time of the award plus one percent (1%).

          B. Enter upon and take possession of the Leased Premises by virtue of the laws of the State of Utah for summary proceedings for possession of real estate or such other proceeding as may be applicable, and use reasonable efforts to relet all or any part of the Leased Premises on such terms as Landlord shall deem advisable (including, without limitation, such concessions and free rent as Landlord deems necessary or desirable) and receive and retain all of the rent therefor; and Tenant agrees (i) to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term (or any extension thereof, if the event of default occurs during the Renewal Term), and (ii) that Tenant shall not be entitled to any rents or other payments received by Landlord in connection with such reletting even if such rents and other payments are in excess of the amounts that would otherwise be payable to Landlord under this Lease. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, reasonable attorneys' fees incurred in connection with the reletting and in connection with Tenant's default hereunder, expenses of repairing, altering and remodeling the Premises required by the reletting and like costs.

          C. Make such payments or enter upon the Leased Premises, and perform whatever Tenant is obligated to pay or perform under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenditures and expenses which Landlord may make or incur in thus affecting compliance with Tenant's obligations under this Lease.

          D. Receive from Tenant all sums, the payment of which may have been waived or abated by Landlord or which may have been paid by Landlord pursuant to any agreement to grant Tenant a rental abatement or other monetary inducement or concession, including but not limited to any tenant finish allowance or moving allowance, it being agreed that any such concession or abatement was made on the basis that Tenant fully perform all obligations and covenants under the Lease for the entire Lease Term.

         E. Collect, from time to time, by suit or otherwise, each installment of Rent or other sum as it becomes due hereunder, or to enforce, from time to time, by suit or otherwise, any term or provision hereof on the part of Tenant required to be kept or performed.

          F. No re-entry or taking possession of the Leased Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter terminate this Lease for a previous default. Pursuit of any remedy set forth herein shall not preclude pursuit of any other remedy provided herein or available at law, nor shall pursuit of any remedy constitute a forfeiture or waiver of any Rent due to Landlord hereunder or of any damage suffered by Landlord because of the violation of any term of this Lease. Landlord's acceptance of any Rent following an Event of Default hereunder shall not waive such Event of Default. No payment by Tenant or receipt by Landlord of any amount less than the amounts due by Tenant hereunder shall be deemed to be other than on account of the amounts due by Tenant hereunder, nor shall an endorsement or statement on any check or document accompanying any payment be deemed an accord and satisfaction.

          G. If Landlord takes possession of the Leased Premises as permitted herein, Landlord may keep in place and use all furniture, fixtures and equipment at the Leased Premises, including that which is owned by Tenant at all times prior to any foreclosure thereon by Landlord. Landlord also may remove from the Leased Premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process, to the extent permitted by applicable law) all or any portion of such furniture, fixtures, equipment and other property located thereon and store same at any premises within the City of Lindon, Utah. In such event, Tenant shall pay to Landlord all costs incurred by Landlord in connection with such removal and storage and shall indemnify and hold Landlord harmless from all loss, damage, cost, expense and liability in connection with such removal and storage. Landlord's rights herein are in addition to any and all other rights which

Landlord has or may hereunder have at law or in equity. Tenant agrees that the rights herein granted Landlord are commercially reasonable.

          H. If Landlord must notify Tenant of any failure (monetary or nonmonetary) of Tenant to comply with any provision of this Lease, that obligation to notify Tenant shall terminate following the second such notice delivered to Tenant within any twelve-month period during the Lease Term.

     22.  Notices. Any notice or other document required or permitted to be
          -------
delivered hereunder shall be addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith and shall be deemed to be delivered (i) upon personal delivery thereof, (ii) three (3) days after deposit in the continental United States Mail, postage prepaid, certified or registered mail, (iii) the next business day after given by a nationally recognized overnight delivery service, or (iv) upon confirmation of complete receipt if given by telecopy during normal business hours (or the next business day if not confirmed during normal business hours):

     If to Tenant:           R.R. Donnelley & Sons Company
                             77 West Wacker Drive
                             Chicago, Illinois 60601
                             Attention: General Counsel
                             Telecopy: 312/326-7706

     with a copy to:         Jones, Day, Reavis & Pogue
                             77 West Wacker Drive, Suite 3500
                             Chicago, Illinois 60601-1692
                             Attention: James C. Hagy, Esq.
                             Telecopy: 312/782-8585

     If to Landlord:         Novell, Inc.
                             1555 North Technology Way
                             Orem, Utah 84057
                             Attention: Real Estate Department
                             Telecopy: 801/228-8676

     with a copy to:         Novell, Inc.
                             1555 North Technology Way
                             Orem, Utah 84057
                             Attention: Legal Department
                             Telecopy: 801/228-7077


All parties included within the terms "Landlord" and "Tenant," respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

     23.  Signage/Identification. Upon Landlord's prior consent (which shall not
          ----------------------
be unreasonably withheld) Tenant, at Tenant's sole cost and expense, shall be permitted to erect exterior building and/or monument signage identifying Tenant's presence in the Building, which signage shall be in compliance with all applicable codes and ordinances. In addition, Tenant shall have the right to use its standard graphics at the entrance to the Leased Premises. Upon the expiration or earlier termination of this Lease, Tenant shall remove such signage, at Tenant's expense, and restore the Building and/or landscaping to substantially the same condition as existed prior to the erection of such signs.

     24.  Environmental Matters.
          ---------------------

          A. Tenant hereby agrees that, during the term of this Lease, Tenant shall conduct no activities on the Leased Premises that shall produce or Release any Hazardous Substance or Contaminant, except for such activities that are part of Tenant's ordinary course of business and are conducted in accordance with applicable law. Tenant shall indemnify, defend and hold harmless Landlord and its agents, contractors, employees, invitees and customers, from and against all fines, suits, claims, actions, damages, liabilities, costs and expenses (including reasonable attorney's and consultant's fees) asserted against or sustained by any such person arising out of Tenant's failure to comply with its obligations under this Paragraph 24(A).

          C. The provisions of this Paragraph 24 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination. As used herein, the term "Hazardous Substance" shall include, without limitation, flammables, explosives, radioactive materials, asbestos containing materials, polychlorinated biphenyls, pollutants, contaminants, hazardous wastes, toxic substances, petroleum and petroleum products, chloroflurocarbons and substances declared to be hazardous or toxic under any federal, state or local law, ordinance or regulation.

     25.  Option to Purchase.
          ------------------

         A. Landlord hereby grants to Tenant the option to purchase the Leased Premises (the "Option") at any time during the Lease Term or any extensions thereof. To exercise the Option, Tenant must give written notice ("Tenant's Notice") to Landlord of its intent to purchase the Leased Premises on a date specified in Tenant's Notice, which date shall be at least ninety (90) days from the date of Tenant's Notice. The option price payable with respect to the Leased Premises (the "Option Price") shall be the fair market value of the Leased Premises as of the date Tenant exercises the Option, which fair market value shall be determined in accordance with Paragraph 25(l) hereof. Notwithstanding the foregoing, Tenant shall receive a credit against the Option Price in an amount equal to fifty percent (50%) of the Base Rent paid by Tenant to Landlord pursuant to this Lease from the Commencement Date through the first to occur of
(i) the Closing Date (as hereinafter defined), or (ii) the expiration of the Initial Term (the "Rent Credit").

          B. Notwithstanding anything to the contrary contained herein, Tenant shall not be entitled to exercise the Option unless, at the time of the exercise thereof, this Lease shall be in full force and effect and no uncured Event of Default shall exist hereunder.

          C. If Tenant elects to exercise the Option, the closing of such purchase shall take place on later to occur of (i) the date set forth in Tenant's Notice, or (ii) fifteen (15) days after the Option Price has been determined in accordance with the procedures set forth in Paragraph 25(l) hereof (the "Closing Date") at the offices of the Title Insurer (as hereinafter defined) at a mutually agreeable time on such Closing Date. Landlord shall deliver a general warranty deed, in form proper for recording and sufficient to convey marketable title to the Leased Premises, free and clear of all mortgages, liens, encumbrances, restrictions, easements and other defects in title other than general real estate taxes not yet due and payable and those title matters approved by Tenant pursuant to Paragraph 25(F) hereof (collectively, the "Permitted Exceptions").

          D. Landlord shall furnish, not later than thirty (30) days prior to the Closing Date, a commitment for an ALTA Owner's Title Insurance Policy (the "Commitment"), issued by a title company licensed to do business in Utah (the "Title Insurer") in the amount of the Option Price, showing marketable and insurable title to the Leased Premises to be solely in Landlord, and including an extended coverage endorsement, a zoning 3.1 endorsement and such other endorsements as Tenant may reasonably require. Landlord shall also deliver with the Commitment legible copies of all title exceptions shown or referenced in the Commitment.

          E. Landlord shall also furnish, not later than thirty (30) days prior to the Closing Date, a survey of the Leased Premises prepared by a Utah licensed surveyor in accordance with the 1992 "Minimum Standard Detail Requirements for ALTA/ACSM Surveys", dated as of a date not more than six (6) months prior to the Closing Date and certified to Tenant and the Title Insurer (the "Survey").

          F. Tenant shall have ten (10) days after receipt of both the Commitment and the Survey in which to review the same. In the event that the Commitment or the Survey shall show any exceptions to, or matters affecting, Landlord's title to the Leased Premises which are unacceptable to Tenant, Tenant shall notify Landlord within such ten (10) day period. Any matters as to which Tenant does not so notify Landlord shall be deemed to be "Permitted Exceptions". Landlord shall have twenty (20) days after receipt of such notice from Tenant to cause such unpermitted exceptions to be removed from the Commitment or affirmatively insured over by endorsement to the Commitment. If Landlord is unwilling or unable to cure such unpermitted exceptions, Tenant shall have the right, at its option, to elect not to proceed with the exercise of the option or to accept title subject to such unpermitted exceptions. Notwithstanding the foregoing, Landlord covenants that Landlord shall remove all title exceptions pertaining to liens or encumbrances of a definite or ascertainable amount which may be removed by the payment of money or otherwise at closing (but excluding matters payable by Tenant pursuant to this Lease).

         G. At closing, Landlord, at Landlord's expense, shall cause the Title Insurer to issue and deliver to Tenant an ALTA Form B-1970 Owner's Title Insurance Policy, insuring Tenant's title to the Leased Premises in the amount of the Option Price, subject only to the Permitted Exceptions and with the endorsements specified in Paragraph 25(D) hereof.

          H. All Rent and Impositions shall be prorated as of the Closing Date. State, county and local transfer taxes, if any, shall be paid by the party designated in the statute or ordinance creating such tax. Either party may elect to close through an escrow, the cost of which shall be divided equally between them.

          I. Within thirty (30) days following Tenant's exercise of the Option, Landlord and Tenant shall attempt to agree on the fair market value of the Leased Premises. Absent an agreement as to the fair market value of the Leased Premises within such thirty (30) day period, Landlord and Tenant shall, within ten (10) days thereafter, jointly choose an appraiser (qualified by an "M.A.I." designation) (the "Appraiser"), or, if Landlord and Tenant are unable to jointly choose the Appraiser within such ten (10) day period, Landlord and Tenant shall each choose an appraiser and the two appraisers shall jointly choose the Appraiser. Thereafter, within fifteen (15) days after the Appraiser has been selected, Landlord and Tenant shall each submit to the Appraiser their respective proposals of the fair market value of the Leased Premises (each, a "FMV Proposal"). Within fifteen (15) days after the Appraiser has received the FMV Proposals, the Appraiser shall select either Landlord's FMV Proposal or Tenant's FMV Proposal as the closest to the fair market value of the Leased Premises, and the decision of the Appraiser and the FMV Proposal selected shall be conclusive and binding upon both Landlord and Tenant. Notwithstanding the foregoing, Landlord or Tenant shall have the right to terminate negotiations by giving the other party written notice if the difference between Option Price as determined by the Appraiser and such party's FMV Proposal is greater than five percent (5%). Such notice of termination shall be delivered within ten (10) days after the date the Appraiser has determined the Option Price in accordance with this Paragraph 25(l).

          J. Upon the closing of the sale of the Leased Premises, this Lease shall terminate. If the term of this Lease expires while the closing of the purchase is pending, this Lease shall be extended from day to day at the then existing monthly Base Rent (expressed as a per diem amount) until such closing has occurred, not to exceed thirty (30) days. Landlord and Tenant agree to cooperate in the closing of any sale and purchase of the Leased Premises within the time periods provided herein and prior to the expiration of this Lease.

          K. Tenant shall be permitted to record a Memorandum of Purchase Option, in substantially the form as Exhibit C attached hereto and made a part
                                     ---------
hereof, against the Leased Premises.

     26.  Right of First Refusal.
          ----------------------

          A. In addition to the Option provided in Paragraph 25 hereof, Tenant shall have a continuing right of first refusal with respect to any proposed sales of the Leased Premises to any third party during the Lease Term or any extension thereof. In the event that Landlord receives an offer to purchase the Leased Premises which Landlord intends to accept, Landlord shall, prior to accepting such offer, furnish Tenant with written notice of the material terms and conditions of such offer ("Landlord's Notice"). Tenant shall have thirty
(30) days from the date of Landlord's Notice within which to notify Landlord in writing that Tenant desires to purchase the Leased Premises on the substantially same terms and conditions contained in Landlord's Notice, except that Tenant shall receive the Rent Credit. If Tenant gives timely notice of its desire to purchase the Leased Premises on the terms and conditions contained in Landlord's Notice, Landlord shall be obligated to sell the Leased Premises to Tenant on substantially the same terms and conditions (but subject to the Rent Credit), and the sale shall close within forty-five (45) days after Tenant's written exercise of such right.

         B. If Tenant fails to exercise such right within such thirty (30) day period, Landlord may proceed to sell the Leased Premises to such third party within ninety (90) days thereafter (the "Sale Period") on substantially the same terms and conditions contained in Landlord's Notice, subject to Tenant's occupancy and all of Tenant's other rights under this Lease (other than the Option), and this right of first refusal shall then terminate. Landlord hereby covenants to Tenant that if Landlord has not sold the Leased Premises to such third party within the Sale Period (or such longer period as may be necessary provided that Landlord is diligently prosecuting such sale) or if the terms and conditions of such sale will not be substantially the same as those contained in Landlord's Notice, Landlord shall resubmit Landlord's Notice to Tenant pursuant to the procedures set forth in Paragraph 26(A) hereof with respect to any modified or additional proposed sales of the Leased Premises.

     27.  Landlord's Right to Subdivide. Landlord and Tenant acknowledge that
          -----------------------------
the Land included within the Leased Premises is part of a larger, unsubdivided tract of land owned by Landlord ("Landlord's Land"). Landlord shall have the right to subdivide the Land from the remainder of Landlord's Land, provided that
(A) as a result of such subdivision, the Land shall become a single, separately subdivided lot, (B) such subdivision shall not operate to increase the monetary obligations of Tenant hereunder or affect Tenant's operations at the Leased Premises in any manner whatsoever, and (C) such subdivision shall be at Landlord's sole cost and expense. Tenant shall, upon request from Landlord, execute and deliver any appropriate papers or otherwise cooperate with Landlord (provided that such cooperation shall be at no cost to Tenant) as may be necessary to permit Landlord to so subdivide Landlord's Land. The parties hereto further acknowledge that, as a result of such subdivision, Landlord and Tenant may be required to enter into a cross easement agreement to permit Landlord and its respective agents, customers and invitees to have non-exclusive rights of ingress and egress over such private drives as may be from time to time located on the Land and to permit Tenant and its respective agents, customers and invitees to have non-exclusive rights of ingress and egress over such private drives as may be from time to time located on the balance of Landlord's Land.

     28.  Landlord's Liability. Landlord shall not be in default under this
          --------------------
Lease solely with respect to matters or conditions existing exclusively within the Leased Premises unless and until it has failed to perform its obligation hereunder with respect to such matters or conditions within thirty (30) days after written notice by Tenant to Landlord specifying the obligation which Landlord has not performed. However, if Landlord's obligation reasonably requires more than thirty (30) days for its performance, Landlord shall not be in default if it commences performance within such thirty-day period and uses reasonable diligence to complete the same. Tenant has no right to claim any nature of lien against the Leased Premises or to withhold, deduct from or offset against any Rent or other sums to be paid to Landlord hereunder. All obligations of Landlord are binding upon Landlord only during the period of its ownership of the Leased Premises. The term "Landlord" means only the owner of the Leased Premises. In the event of a transfer by such owner of its interest in the Leased Premises, such owner shall thereupon be released and discharged from all covenants and obligations of Landlord thereafter accruing (except to the extent expressly provided herein to the contrary), but such covenants and obligations shall be binding during the Lease Term upon each new owner for the duration of such owner's ownership. Any liability of Landlord to Tenant relating to this Lease shall be limited to the interest of Landlord in the Leased Premises, and Landlord shall not be personally liable for any deficiency.

     29.  Subordination and Non-Disturbance.
          ---------------------------------

          A. Landlord represents and warrants to Tenant that, as of the date of this Lease, there is no deed of trust, mortgage or other instrument of security (any of the foregoing, a "Security Instrument") covering the Leased Premises or any part thereof or any interest of Landlord therein. Landlord hereby expressly reserves the right, at its option, to place Security Instruments on and against any of the Leased Premises or any interest of Landlord therein. Provided that Tenant has been provided with a non-disturbance agreement in form and substance reasonably acceptable to Tenant from the holder (a "Holder") of any Security Instrument, this Lease shall be subject to and subordinate to any Security Instruments that hereafter cover any of the Leased Premises or any interest of Landlord therein. The foregoing subordination shall be self-operative and no further instrument of subordination need be required; however, upon the reasonable request of a Holder, Tenant shall execute any instrument intended to evidence the subordination of this Lease to any such Security Instrument.

         B. In the event of the enforcement by a Holder of the remedies provided for by law or by such Security Instrument and provided that Tenant has been provided with a non-disturbance agreement in form and substance reasonably acceptable to Tenant from such Holder, Tenant will attorn to and automatically become the tenant of such successor in interest without change in the terms or other provisions of this Lease and this Lease shall continue in full force and effect; provided, however, that such successor in interest shall not be bound by or liable for (i) any payment of Rent for more than one month in advance, or
(ii) any offset, claim or cause of action which Tenant may have against Landlord relating to the period which is prior to the time Tenant becomes the tenant of such successor in interest. Upon reasonable request of any Holder, Tenant shall execute and deliver an instrument confirming the attornment provided for herein.

          C. Provided that Tenant has been notified in writing of the existence and address or any Holder, Tenant agrees to deliver by certified mail to any such Holder a copy of any written notice of nonperformance given by Tenant to Landlord, specifying the alleged failure to perform in reasonable detail. Tenant further agrees that if Landlord fails to cure any nonperformance within the time provided for in this Lease, then any such Holder shall have an additional thirty
(30) days within which to cure such nonperformance, or if such nonperformance cannot be cured within that time, then such additional time as may be necessary for cure if, within such thirty day period, such Holder has commenced performance of such obligation and diligently pursues the same to completion, including, but not limited to commencement of foreclosure proceedings necessary to effect such cure.

     30.  Estoppel Certificates. Tenant agrees to furnish to Landlord from time
          ---------------------
to time, when requested by Landlord or a Holder or prospective Holder or purchaser of the Leased Premises, a certificate in the form attached hereto as Exhibit D, signed by Tenant, within twenty (20) days of Tenant's receipt of such
---------
request. If Tenant fails to return a fully executed copy of such certificate to Landlord within said twenty (20) day period, then Tenant conclusively shall be deemed to have approved and confirmed the matters contained in such certificate.

     31.  Relationship to Purchase Agreement. Landlord and Tenant expressly
          ----------------------------------
acknowledge that nothing in this Lease is intended to limit or preclude any of the rights or obligations of either R.R. Donnelley & Sons Company or Novell, Inc. arising under that certain Asset Purchase Agreement of even date herewith between R.R. Donnelley & Sons Company and Novell, Inc. (the "Purchase Agreement"). Further, nothing in the Purchase Agreement is intended to limit or preclude the rights or obligations of R.R. Donnelley & Sons Company or Novell, Inc. arising under this Lease. All capitalized terms not otherwise defined in this Lease shall have the meaning ascribed to such terms in the Purchase Agreement.

     32.  Miscellaneous.
          -------------

          A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

          B. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise expressly provided herein.

         C. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof.

         D. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

         E. If any clause, phrase, provision or portion of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this Lease nor any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision or portion hereof to other persons or circumstances, and it is also the intention of the parties to this Lease that in lieu of each such clause, phrase, provision or portion of this Lease that is invalid or unenforceable, there be added as a part of this Lease contract a clause, phrase, provision or portion as similar in terms to such invalid or unenforceable clause, phrase, provision or portion as may be possible and be valid and enforceable.

          F. Each of the parties (i) represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease; and
(ii) indemnifies and holds the other harmless from any and all losses, liability, costs or expenses (including attorneys' fees) incurred as a result of an alleged breach of the foregoing warranty.

          G. This Lease shall be construed and enforced in accordance with and governed by the laws of the State of Utah.

          H. This Lease may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

          I. If either party commences or becomes a party to any action arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the non-prevailing party expenses incurred in connection therewith, including but not limited to reasonable attorney's fees, cost of suit, investigation and discovery costs and costs of appeal.

          J. Each of Landlord and Tenant hereby waives trial by jury in any action, proceeding or counterclaim brought by or against the other in connection with any matter arising out of or in any way connected with this Lease.

          K. Landlord and Tenant acknowledge that this Lease is a negotiated agreement and the interpretation of any provision will not be construed against either party as the drafter thereof.

          L. Any approval by Landlord or Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications that are prepared in connection with any construction of improvements in the Leased Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as may be required hereunder.

          M. Tenant shall deliver to Landlord upon execution of this Lease a Secretary's Certificate certifying the standing resolutions of the executive committee of Tenant's board of directors naming the officers who are authorized to execute this Lease on behalf of Tenant.

          N. Any signature on this Lease transmitted by telecopy shall be treated in all manner and respects as an original signature of such party.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed on the date and year first written above.



                             TENANT:

                             R.R. DONNELLEY & SONS COMPANY



                             By: /s/ [Signature illegible]
                                 -----------------------------

                             Title  Senior Vice President
                                    --------------------------

                             LANDLORD:

                             NOVEL, INC.



                             By: /s/ [Signature illegible]
                                 -----------------------------

                             Title   Executive Vice President
                                     -------------------------

                                   EXHIBIT A
                                   ---------
                                      LAND

                                  EXHIBIT A-1
                                  -----------
                                LABLETECH SPACE

                                    EXHIBIT B
                                    ---------



                              MAINTENANCE SCHEDULE

--------------------------------------------------------------------------------
                                     JANUARY

1.   Lube all air handlers and mechanical room equipment.
2.   Check all condenser fan motors and fuses.
3.   Check all air pressure bleed off valves on boilers and dry coolers.
4.   Clean all mechanical rooms.
5.   Clean all drinking fountain condensers.

--------------------------------------------------------------------------------
                                    FEBRUARY

1.   Check all pre-filters and change as needed.
2.   Change Data-Aire filters and lube.
3.   Do 6 month check-up on all Data Aires. (refer to check-up form)
4.   Change fan powered VAV box filters in building #1.
5.   Clean all condensers at food services.
6.   Clean and maintain ice machines.

--------------------------------------------------------------------------------
                                      MARCH

1.   Lube and oil all pumps and motors.
2.   Change filters on all air conditioning units outside.
3.   Change fan powered VAV box filters in building #2.
4.   Oil and lube fan powered VAV boxes.

--------------------------------------------------------------------------------
                                     APRIL

1.   Clean and inspect boilers. (refer to form)
2.   Wash all condensing and evaporator coils.
3.   Change fan powered VAV box filters in building #3.
4. Check the glycol on the close loop systems for temperature and rust inhibitor.
5.   Check all fan belts.
6.   Check all condenser fan motors and fuses.

--------------------------------------------------------------------------------
                                       MAY

1.   Lube all roof-top units.
2.   Clean return air grills.
3.   Clean all condensers on refrigerators.
4.   Tighten all nuts and bolts in mechanical rooms.

--------------------------------------------------------------------------------
                                      JUNE

1.   Check all pre-filters and change as needed.
2.   Change filters on all air conditioning units outside.
3.   Leak check all air conditioning units.
4.   Check all condenser fan motors.
5.   Change fan powered VAV box filters in building #1.

                                    EXHIBIT B
                                    ---------

                              MAINTENANCE SCHEDULE

--------------------------------------------------------------------------------
                                      JULY

1.   Lube all air handlers and mechanical room equipment.
2.   Check all condenser fan motors and fuses.
3.   Check all air pressure bleed off valves on boilers and dry coolers.
4.   Change fan powered VAV box filters in building #2.

--------------------------------------------------------------------------------
                                     AUGUST

1.   Take acid test on all compressors.
2.   Change fan powered VAV box filters in building #3.
3.   Do 6 month check-up on all Data Aires. (refer to check-up form)
4.   Change Data-Aire filters and lube.
5.   Clean all condensers at food services.
6.   Clean and maintain ice machines.

--------------------------------------------------------------------------------
                                   SEPTEMBER

1.   Lube and oil all pumps and motors.
2.   Check all condenser fan motors.
3.   Change filters on all air conditioning units outside.
4.   Wash all condensing and evaporator coils outside.

--------------------------------------------------------------------------------
                                    OCTOBER

1.   Check all pre-filters and change as needed.
2.   Change fan powered VAV box filters in building #1.
3.   Check all fan belts.
4.   Clean all air grills in restrooms and check motors.
5.   Check all condenser fan motors and fuses.

--------------------------------------------------------------------------------
                                    NOVEMBER

1.   Change fan powered VAV box filters in building #2.
2.   Lube all roof-top units.
3.   Clean and inspect boilers. (refer to form)
4.   Oil and lube fan powered VAV boxes.

--------------------------------------------------------------------------------
                                    DECEMBER



1.  Change fan powered VAV box filters in building #3.
2.  Change filters on all air conditioning units outside.
3.  Leak check all air conditioning units.

                                   EXHIBIT B
                                   ---------

================================================================================
                 Data Air unit                                          Comments
--------------------------------------------------------------------------------
Temperature setpoint
--------------------------------------------------------------------------------
Humidity setpoint
--------------------------------------------------------------------------------
Dehumidify setpoint (deadband)
--------------------------------------------------------------------------------
Water changeover temperature
--------------------------------------------------------------------------------
Inspect filters
--------------------------------------------------------------------------------
Inspect belts for wear
--------------------------------------------------------------------------------
Check belt tension
--------------------------------------------------------------------------------
Check all fuses
--------------------------------------------------------------------------------
Tighten all connections
--------------------------------------------------------------------------------
Check humidifier
--------------------------------------------------------------------------------
Check heating elements
--------------------------------------------------------------------------------
Calibrate temperature sensor
--------------------------------------------------------------------------------
Calibrate humidity sensor
--------------------------------------------------------------------------------
Check blower bearings
--------------------------------------------------------------------------------
Amperage draw blower motor
--------------------------------------------------------------------------------
Operating pressure compressor #1
--------------------------------------------------------------------------------
Sightglass condition comp. #1
--------------------------------------------------------------------------------
Amperage draw compressor #1
--------------------------------------------------------------------------------
Superheat compressor #1
--------------------------------------------------------------------------------
Check crankcase heater comp. #1
--------------------------------------------------------------------------------
Operating pressure compressor #2
--------------------------------------------------------------------------------
Sightglass condition comp. #2
--------------------------------------------------------------------------------
Amperage draw compressor #2
--------------------------------------------------------------------------------
Superheat compressor #2
--------------------------------------------------------------------------------
Check crankcase heater comp. #2
--------------------------------------------------------------------------------
Check for refrigerant leaks
================================================================================


Name______________________________

Date______________________________

Location__________________________

                                   EXHIBIT B
                                   ---------

                                     Boilers
                             Annual Open and Inspect

================================================================================
Fire boiler to check all safeties
--------------------------------------------------------------------------------
Blow down low water cutoff -- should stop burner
--------------------------------------------------------------------------------
Test operating controls
--------------------------------------------------------------------------------
Test limit controls
--------------------------------------------------------------------------------
Test relief valve
--------------------------------------------------------------------------------
Shuts off boiler and let cool down
--------------------------------------------------------------------------------
Lockout tagout all important areas
--------------------------------------------------------------------------------
Dismantle boiler for internal inspection
--------------------------------------------------------------------------------
Inspect burner for dirt, lint, etc.
--------------------------------------------------------------------------------
Check burner ports and passages for obstructions
--------------------------------------------------------------------------------
Inspect for complete combustion--soot buildup
--------------------------------------------------------------------------------
Check linkage -- tighten if required
--------------------------------------------------------------------------------
Examine all exposed metal surfaces for scale,
corrosion, cracks on seams, etc.
--------------------------------------------------------------------------------
Check fire surfaces for bulging, blistering, and
leaks and cracks
--------------------------------------------------------------------------------
Check manholes and shell plates thoroughly for
cracks, leakage, or any other distress
--------------------------------------------------------------------------------
Check ligaments for leakage or breakage
--------------------------------------------------------------------------------
Check pipe connections and fittings for leaks
--------------------------------------------------------------------------------
Check fire brick for breakage or large cracks
--------------------------------------------------------------------------------
Check flue collector and barometric damper
--------------------------------------------------------------------------------
Check spacing of flame rod and ignition electrodes
--------------------------------------------------------------------------------
Check low water cutoff piping, make sure it is clear
--------------------------------------------------------------------------------
Dismantle low water cutoff and inspect bowl for
sediment or other hard deposits
--------------------------------------------------------------------------------
Check float, make sure it isn't waterlogged
================================================================================

                                   EXHIBIT B
                                   ---------

================================================================================
Check mecury bulb for separation, discoloration
-------------------------------------------------------------------------------
Make sure water isn't leaking into wiring box
-------------------------------------------------------------------------------
Tighten all electrical connections
--------------------------------------------------------------------------------
Clean tubes as required
--------------------------------------------------------------------------------
Check relief valve for any accumulation of rust, scale
--------------------------------------------------------------------------------
Check annodes
--------------------------------------------------------------------------------
Reassemble boiler
--------------------------------------------------------------------------------
Remove all lockout tagout devices
--------------------------------------------------------------------------------
Check ventilation air to mechanical room
--------------------------------------------------------------------------------
Check water chemistry
--------------------------------------------------------------------------------
Check operation of makeup water
--------------------------------------------------------------------------------
Light off boiler -- if refractory got wet, step fire
burner to dry it out
--------------------------------------------------------------------------------
Check supply gas pressure
--------------------------------------------------------------------------------
Check manifold pressure
--------------------------------------------------------------------------------
Check main and pilot burner flames
--------------------------------------------------------------------------------
Test operating controls
--------------------------------------------------------------------------------
Test limit controls
--------------------------------------------------------------------------------
Test relief valve
--------------------------------------------------------------------------------
Observe boiler operation until it gets up to
temperature and cycles a few times
================================================================================



Comments
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Date
    ---------------------------

Signature
         ----------------------

                                    EXHIBIT B
                                    ---------

Electrical Preventative Maintenance at the Manufacturing Facility:

Building 1 UPS System
 .UPS Battery Systems -3 months - individual battery test.
 .UPS Control Cabinet -6 months - visual check, check connections, check display readings against meter readings.

All Buildings
 .Panels, Disconnects & Transforms/Yearly - visual check and heat test. .Emergency Lighting - 6 months - test all lights.
 .Fire Alarm System - 6 months - clean smoke detector sensors.
 .Halon System - 6 months - have system checked by Firetrol.

                                    EXHIBIT C



                        MEMORANDUM OF OPTION TO PURCHASE



          THIS MEMORANDUM, is made as of December ___, 1994, by R.R. DONNELLEY & SONS COMPANY, a Delaware corporation ("Tenant").



          In consideration of the covenants to be performed by Tenant as set forth in that certain unrecorded Lease Agreement dated December ____, 1994 by and between Novell, Inc., a Delaware corporation ("Landlord"), and Tenant (the "Lease"), Landlord has granted Tenant, according to the terms of the Lease, an option to purchase the real property commonly known as 500 South 500 West, Lindon, Utah, and legally described on Exhibit A attached hereto and made a part hereof (the "Property").



          Tenant's option to purchase expires automatically on the earlier to occur of (i) the termination of the Lease, or (ii) the recording of a deed conveying the Property from Landlord to Tenant or to any other third party, but in any event by July l, 2000.



         The purpose of this instrument is to give notice of the option and all of its terms, covenants and conditions to the same extent as if the Lease were fully set forth herein.



          IN WITNESS WHEREOF, Tenant has executed this instrument as of the day and year first above written.



                             TENANT:



                             R.R. DONNELLEY & SONS COMPANY



                             By:_________________________________________

                             Title:______________________________________

                                    EXHIBIT D



                              ESTOPPEL CERTIFICATE



[DATE]

---------------------

---------------------

---------------------

---------------------


     Re:  500 South 500 West, Lindon, Utah

Gentlemen and Mesdames:

     The undersigned, as Tenant under that certain Lease dated December ____, 1994, by and between Novell, Inc., as Landlord and R.R. Donnelley & Sons Company, as Tenant, [as amended by that certain _______________________________] (the "Lease") covering the premises therein described and referenced above, hereby certifies:


     1. Tenant is in possession of the Leased Premises.

     2. The Lease is in full force and effect and has not been amended or modified except as above stated.

     3. The Lease term commenced December 4, 1994, and shall continue to December 3, 1997, subject to Tenant's right to renew as set forth in the terms of the Lease.

     4. Tenant pays monthly rent which has been paid through ______________.

     5. Tenant has paid no security deposit.

     6. As of this date, as far as can be ascertained, without due inquiry, Tenant does not have any offsets against the payment of rent under the terms of the Lease.

     7. As of this date, as far as can be ascertained, without due inquiry, all improvements and work required under the terms of the Lease to be done by Landlord have been completed to the satisfaction of Tenant.

     OR

     As of this date, as far as can be ascertained, without due inquiry, all improvements and work required under the terms of the Lease to be done by Landlord have not been completed to the satisfaction of Tenant. Please note
______________________________________________

______________________________________________________________________________.

                             Very truly yours,



                             R.R. DONNELLEY & SONS COMPANY



                             By _______________________________

STATE OF _____________ )
                       )ss.
County of ____________ )




           On the ___ day of December, 1994, personally appeared before me FRANK J. UVENA who being by me duly sworn, did say, for himself, that he is the SENIOR VICE PRESIDENT of R.R. DONNELLEY & SONS COMPANY, a Delaware corporation, and that the within and foregoing instrument was signed in behalf of said corporation by authority of the written consent of the Executive Committee of its Board of Directors, and said SENIOR VICE PRESIDENT duly acknowledged to me that said corporation executed the same.



                             -------------------------------------
                             Notary Public

Seal









This instrument prepared by
and upon recording return to:
Susan I. Matejcak
JONES DAY REAVIS & POGUE
77 West Wacker
Chicago, Illinois 60601-1692

                             Personal Property Lease

This Personal Property Lease ("Lease") is made by and between Novell, Inc., ("Lessor") and R.R. Donnelley & Sons Company ("Lessee") to be effective the 5th day of December, 1994.

1.   Property and Rent
     In consideration at the covenants and promises contained in this Lease, Lessor hereby leases to Lessee the personal property ("Equipment") at the rental rate listed in this paragraph 1 commencing December 4, 1994. Rent shall be paid at the office of Lessor in advance on the first day of the month. Payment for the months of December, 1994, January, 1995, and March 1995 shall be due upon execution hereof by both parties. The term of this Lease shall run with the term of that certain Real Property Lease between the parties dated December 3, 1994 and effective December 4, 1994. Termination of the Real Property Lease shall constitute termination hereof. Lessee shall have the option to purchase the phone switch at any time during time term hereof, or at termination, at a price to be determined by the parties to be its fair market value at the time of the purchase.

     Equipment
     ---------

     a.   Phone switch, including:

          i.    ROLM Model 8751

          ii.   Software revision 9005

          iii.  Phone rectifier equipment

          iv.   Uninterruptible Power Supply System

          Lease Amount: $285,000 (based upon a three-year term.)

     b.   Pallet Racking, including

          i.    9,066 standard pallet positions

          ii.   312 push back pallet positions

          Lease Amount: $51,158 (based upon a three-year term)
                         -------

          Total Lease Amount: $336,158 payable in monthly installments of
                              --------
          $9,337.72.

2.   Delivery and Return
     Lessor acknowledges that the Equipment has been delivered and as of the date of commencement hereof is in possession of the Equipment. No later than the end of the term hereof, Lessee shall return possession of the Equipment to Lessor in as good condition as exists at the commencement hereof, reasonable wear and tear excepted. The Equipment shall be subject to inspection by Lessor before being returned to Lessor and in case a reasonable price for restoring the Equipment to such condition cannot be agreed upon, each party will appoint an appraiser, and the two appraisers appoint a third. The price of recondition as fixed by the three appraisers shall be binding upon both parties.

3.   Taxes
     Lessee agrees that, during the term hereof, in addition to the rent to be paid, it will promptly pay all taxes, assessments and other governmental charges levied or assessed upon the interest of the Lessee in the Equipment or upon the use or operation thereof or on the earnings arising therefrom, and as additional rent will promptly pay or reimburse the Lessor for all taxes, assessments and other governmental charges levied or assessed against and paid by the Lessor on account of it ownership of the Equipment or any part thereof, or the use or operation thereof to the

     Lessee, of the rent herein provided for or the earning arising therefrom.

4.   Compliance With Laws, Insurance
     Lessee agrees, at its own expense:

     a. To pay all charges and expenses in connection with the operation of each item of Equipment;

     b. To comply with all governmental laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Equipment;

     c. To maintain at all times public liability, property damage, fire, theft and comprehensive insurance in an amount satisfactory to Lessor, protecting Lessor's interest as it may, delivering to Lessor evidence of such insurance coverage; and

     d. To make all repairs and replacements required to be made to maintain the Equipment in good condition, reasonable wear and tear excepted.

5.   Reservation of Title
     Title to the Equipment shall at all times remain in the Lessor and Lessee will at all times protect and defend, at is own cost and expense, the title of the Lessor from and against all claims liens and legal processes of creditors of the Lessee and keep the Equipment free and clear from all such claims, liens and processes. The Equipment is and shall remain personal property.

6.   Default
     There shall be deemed to be a breach of this Lease (a) if Lessee shall default in the payment of any rent hereunder and such default shall continue for a period of 10 days, (b) if Lessee shall default in the performance of any other covenants herein and such default shall continue uncured for 15 days after written notice thereof to Lessee by Lessor, or
     (c) if Lessee ceases doing business as a going concern, or if a petition is filed by or against Lessee under the Bankruptcy Act or any amendment thereto, or (d) if Lessee attempts to remove or sell or transfer or encumber or sublet of part with possession of the Equipment or any party thereof without prior written consent of Lessor. In the event of a breach of this Lease, the Equipment shall upon Lessor's demand forthwith be delivered to Lessor at Lessee's expense at such place as Lessor shall designate and Lessor may, without notice or liability or legal process, enter into any premises of or under control of Lessee where the Equipment may be and repossess all or any part of the Equipment.

7.   Right of Inspection
     Lessor shall have the right from time to time during reasonable business hours to enter upon the Lessee's premises for the purpose of confirming the existence, condition and the proper maintenance of the Equipment.

8.   Location and Use
     Lessee shall use the Equipment only at the manufacturing facility in Lindon, Utah and shall not at any time remove the same from the place except in returning the same to Lessor or except as may be permitted by Lessor by consent thereto in writing. Lessee shall use Equipment at all times in a workmanlike manner and in such manner as will not injure the same except by the ordinary wear and tear of such Equipment when in good workmanlike use and shall at Lessee's cost and expense replace with new parts any and/or all parts which may require replacement during the term of this lease. In the installation, location and use of the Equipment, Lessee shall comply fully with all the laws of the State of Utah and with all county or municipal ordinances likewise appertaining.

9.   Indemnification of Lessor
     Lessee shall and does hereby agree to protect and save Lessor harmless against any an all losses on damage to the Equipment by fire, flood, explosion, tornado or theft and Lessee shall and does hereby assume all liability to any person whomsoever arising from the location, condition or use of the Equipment, and shall indemnify and does indemnify Lessor of and from all liability, claim, and demand whatsoever arising from the location, condition, or use of the Equipment whether in operation or not, and growing out of any cause, including allege imperfect or defective Equipment, and from every other liability, claim and demand whatsoever during the term of this lease or arising while the Equipment is in the possession of Lessee. Lessee also agrees to promptly reimburse Lessor, in cash, for any and all personal property taxes levied against the Equipment and paid by Lessor.

10.  Waiver
     Lessor's waiver of or failure to enforce strict performance by Lessee of any terms, warranties, covenants and promises herein shall not be construed as a waiver of any terms or conditions contained herein.

11.  Assignment
     The rights of Lessee under this Agreement shall not be assignable by Lessee without the written consent of Lessor except to an affiliate of Lessee, provided that the assignee shall assume in writing all of Lessee's obligations to Lessor hereunder. For purposes of this Lease, affiliate shall mean any person or entity which directly controls, is controlled by, or is under common control with such person or entity. Lessee shall not lease, sublease, transfer or otherwise encumber or remove the Equipment from the Lindon site or part with possession thereof without the written consent of Lessor.

     Lessor may assign this Lease and such Assignee shall succeed to the rights of Lessor upon notification of such assignment, all payments required hereunder shall be made directly to Lessor's assignee.

12.  Choice of Law
     This Lease shall be deemed to have been executed and entered into in the State of Utah and shall be construed, enforce and performed in accordance with the laws thereof.

13.  Entire Agreement
     This Lease contains the entire understanding at the parties with respect to the lease of the Personal Property. No oral or other statements, shall be binding upon the parties except in writing subsequent to this Lease.

In witness whereof, the parties have caused this Lease to be executed effective the date above,



NOVELL, INC.                             R. R. DONNELLEY & SONS COMPANY

/s/ Cheryl Coppens                       /s/ Richard Barbee
-------------------------------          -------------------------------
Authorized Signature                     Authorized Signature

Cheryl Coppens                           Richard Barbee
-------------------------------          -------------------------------
Name Printed                             Name Printed

VP Operations                            Sr. VP OPS/Stream Intl.
-------------------------------          -------------------------------
Title                                    Title

                       ASSIGNMENT AND ASSUMPTION OF LEASE
                       ----------------------------------

          FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, R.R. DONNELLEY & SONS COMPANY, a Delaware corporation ("Assignor"), hereby assigns, transfers and conveys to STREAM INTERNATIONAL INC., a Delaware corporation (formerly known as R.R. Donnelley Global Software Services Corp.) ("Assignee"), all of Assignor's right, title and interest of Assignor in and to that certain lease described on Schedule 1
                                                               ----------
attached to this Assignment, as the same may have been modified or amended (the "Lease").

          Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations arising on or after the date of this Assignment as lessee or tenant under the Lease.

          This Assignment and Assumption of Lease may be executed in any number of counterparts, all of which constitute one and the same document.

          IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Lease as of April 21, 1995.



                               R.R. DONNELLEY & SONS COMPANY, a
                               Delaware corporation



                               By: [illegible signature]
                                  ---------------------------

                               Its: Vice President
                                   --------------------------



                               STREAM INTERNATIONAL INC., a
                               Delaware corporation


                               By: [illegible signature]
                                  ---------------------------

                               Its: Vice President
                                   --------------------------

                                                                 500 S 500 West
                                                                      Lindon, UT



                                   Schedule 1
                                   ----------



Lease Agreement dated December 2, 1994, but effective as of December 4, 1994, between Novell, Inc., as Landlord, and Assignor, as Tenant.

                               HALE AND DORR LLP
                              COUNSELLORS AT LAW


                 6O State Street, Boston, Massachusetts 02109

                        617-526-6000 . FAX 617-526-5000



                                                           Douglas L. Burton
                                                             617-526-6270
                                                     douglas.burton@haledorr.com



                                  May 7, 1997



BY FEDERAL EXPRESS AND
CERTIFIED MAIL, RETURN
RECEIPT NUMBER Z 759 387 823
----------------------------

Novell, Inc.
1555 North Technology Way
Orem, Utah 84057

Attention:  Real Estate Department

      Re:  Lease dated December 3, 1994 by and between Novell,
           Inc. ("Landlord") and R.R. Donnelley & Sons Company, as assigned by Assignment and Assumption of Lease dated April 21, 1995 by and between R.R. Donnelley & Sons Company and Stream International Holdings, Inc., formerly known as Stream International Inc. ("Tenant"), of premises located at 500 South 500 West, Lindon, Utah (the "Lease")
           --------------------------------------------------------


Ladies and Gentlemen:

     This letter serves to notify you that Tenant soon will undergo a corporate restructuring (the "Restructuring"). The Restructuring will involve (a) the merger of Tenant with one of its wholly-owned subsidiary corporations, (b) the contribution by Tenant to a newly-formed subsidiary corporation, Modus Media International, Inc. ("Modus"), of certain assets related to the business being conducted at the Premises, (c) the assignment of the Lease by Tenant to Modus, its wholly-owned subsidiary, (d) the contribution of stock in Modus by Tenant to a limited liability company (the "LLC"), all of the membership interests in which, at that time, will be held by Tenant, (e) the distribution by Tenant to various current shareholders of Tenant of the membership interests in the LLC, and (f) the subsequent initial public offering of stock in Tenant. Following the Restructuring, the tenant under the Lease will be Modus. There will be no change in the business conducted at the Premises.



WASHINGTON, DC                       BOSTON, MA                      LONDON, UK*
--------------------------------------------------------------------------------

             HALE AND DORE LLP INCLUDES PROFESSIONAL CORPORATIONS
 *BROBECK HALE AND DORR INTERNATIONAL (AN INDEPENDENT JOINT VENTURE LAW FIRM)

Novell, Inc.
May 7, 1997
Page 2



     I enclose for your information the form of Assignment of Lease that will be used in connection with the Restructuring.

     Landlord's consent may be required for the transactions constituting the Restructuring. Please indicate your consent to the Restructuring by signing and returning the counterpart of this letter in the enclosed Federal Express envelope at your earliest convenience. We would be pleased to answer any questions you may have concerning the Restructuring; call me if I may be of any assistance.


     Thank you for your cooperation.



                                    Very truly yours,


                                    /s/ Douglas L. Burton

                                    Douglas L. Burton

cc:  Novell, Inc.
     1555 North Technology Way
     Orem, Utah 84057
     Attention:  Legal Department

     Eric A. Blumsack, Esq.
     Paul Jakubowski, Esq.



CONSENT GRANTED:

NOVELL, INC.


By: Ronald K. Talbor
   -------------------------
   Name: Ronald K. Talbor
   Its:  Director, Corporate Real Estate

                            FIRST AMENDMENT OF LEASE



     FIRST AMENDMENT OF LEASE dated as of December 4, 1997, by and between NOVELL, INC., a Delaware Corporation, having an office at 1555 North Technology Way, Orem, Utah, 84097, ("Landlord") and MODUS MEDIA INTERNATIONAL, Inc., a Delaware Corporation (formerly a business unit of STREAM INTERNATIONAL, Inc., a Delaware Corporation), ("Tenant") with Tenant having an office at 690 Canton Street, Westwood, Massachusetts, 02090-2318.

                                   WITNESSETH:

     WHEREAS, Landlord and R.R. Donnelley & Sons Company, a Delaware Corporation, ("Donnelley") entered into said Lease Agreement dated effective as of the 4th day of December, 1994 (the "Lease"), with respect to all those certain lots, parcels or pieces of land, including the facilities located thereon (the "Leased Premises") situated in Lindon, Utah which premises are more particularly shown and described in the original Lease; and

     WHEREAS, Donnelley assigned all of its right, title and interest in the Lease to Stream International, Inc., a Delaware Corporation, as Tenant in the Lease, which is hereby acknowledged, agreed, and accepted by the parties hereto, and

     WHEREAS, Stream International, Inc., a Delaware Corporation, assigned all of its right, title and interest in the Lease to Tenant, Modus Media International, a Delaware Corporation, which is hereby acknowledged, agreed, and accepted by the parties, and

     WHEREAS, Landlord and Tenant desire to amend the original Lease on the terms and conditions hereafter set forth,

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein the foregoing recitals, which are deemed contractual, and other good and valuable consideration, the receipt and sufficiency of which is conclusively acknowledged, the parties hereto agree as follows:

1.   Definitions, All capitalized terms used but not defined herein shall have
     -----------
     the respective meanings ascribed to them in the original Lease as amended by this First Amendment. The original Lease as amended by this First Amendment, is sometimes referred to herein as the "Lease".

2.   Lease Term, Upon and subject to the terms, provisions and conditions
     ----------
     contained in the original Lease, as amended by this First Amendment, and in consideration of the rent to be paid, Landlord does hereby deliver, lease, demise and let unto Tenant the Premises commencing on December 4, 1997 (the "Commencement Date") and ending on December 31, 1999 (the "Termination Date"), or such other date as this Lease may be terminated or extended pursuant to any provision thereof or any provision of this First Amendment.

3.   Base Rent, Tenant covenants and agrees to pay to Landlord for the Leased
     ---------
     Premises base rent ("Base Rent") at the rate of thirty-four cents ($.34) per square foot per month (the "Base Rent Rate"), in advance, in equal monthly installments of $114,922.72 per month during the period beginning December 4, 1997 and ending December 31, 1997. Tenant covenants and agrees to pay to Landlord for the Leased Premises Base Rent at the rate of thirty-seven ($.37) per square foot per month, in advance, in equal monthly installments of $l25,063 per month beginning January 1, 1998 and continuing until the Termination Date.

4.   Termination, After July 1, 1998 and upon six (6) months written notice to
     -----------
     the Tenant, Landlord may terminate this Lease. Landlord may only exercise this right on the condition of having received a signed Letter of Intent or Offer to Purchase the property from a third party. Tenant has the right to extend the notice period an additional three (3) months upon five (5) business days written notice to the Landlord.

5.   Option to Renew, Tenant shall have the right, at Tenant's option, to extend
     ---------------
     the Lease Term upon the same terms and conditions contained in the Lease as herein amended, except the Base Rent, for three (3) additional periods of one (1) year each (the "Extension Periods"), exercisable by providing Landlord written notice not less than three (3) months prior to the expiration of the Lease Term as extended by one or more Extension Periods. The renewal Base Rent Rate during any of the Extension Periods shall be negotiated by the parties; upon the failure of the parties to mutually agree the rent will be determined in accordance with the provisions of the Lease.

6.   Option to Purchase, The Option to Purchase in the Lease was not exercised
     ------------------
     and is now declared to be null and void.

7.   Right of First Refusal, Tenant shall have a right of first refusal with
     ----------------------
     respect to any proposed sale of the Leased Premises to any third party during the Lease Term and any of the Extension Periods. In thc event that Landlord receives a signed Letter of Intent or Offer to Purchase, Landlord shall, prior to accepting such offer, furnish Tenant with written notice of the material terms and conditions of such offer ("Landlord's Notice"). Tenant shall have thirty (30) days from the date of Landlord's Notice within which to notify Landlord in writing that Tenant desires to purchase the Leased Premises on at least the same terms and conditions contained in Landlord's Notice. If Tenant does not exercise its right of first refusal within the thirty (30) day period, the right of first refusal contained in this Amendment and in Paragraph 26(B) of the Lease terminates. Landlord may proceed to sell the Leased Premises without any further first refusal obligations to the Tenant. All other rights and obligations of the parties shall be determined according to the Lease.

8.   Notification to Show, Landlord or Landlord's agent shall have the right to
     --------------------
     show the Leased Premises during normal business hours. Landlord or Landlord's agent shall give reasonable notice (24 hours if possible) to Tenant that Landlord will show the Leased Premises.

9.   For Sale Signage, Landlord covenants and agrees that no "For Sale" sign
     ----------------
     shall be placed anywhere on the property without written consent of Tenant, which consent shall not unreasonably be withheld.

10.  Financial Statements of Tenant, Landlord acknowledges and agrees that prior
     ------------------------------
     to execution of this First Amendment it has reviewed and approved copies of Tenant financial statements.

11.  Subdivision of the Property, Landlord retains the right to subdivide the
     ---------------------------
     property according to the terms of the Lease.

12.  Commissions, Landlord shall be responsible to pay any commission earned by
     -----------
     any real estate broker engaged by Landlord. Landlord shall not be responsible for the commission earned by any real estate broker engaged by any other party.

13.  Representation, Landlord is represented by Mansell Commercial Real Estate
     --------------
     Services, Inc. Tenant is represented by themselves.

14.  Notice, In addition to the notice information provided in the Lease,
     ------
     Landlord shall also give notice to Tenant as follows:

     To:              Modus Media International, Inc.
                      500 West 500 South
                      Lindon, Utah 84042
                      Telecopy: 801-431-4058
                      Attention: Mike Kirkham, General Manager


     With a Copy to:  Modus Media International, Inc.
                      690 Canton Street
                      Westwood, Massachusetts 02090-2318
                      Telecopy: 781-407-3831
                      Attention: General Counsel

15.  Personal Property Lease Extension, The parties acknowledge that certain
     ---------------------------------
     Personal Property Lease dated effective December 5, 1994 between Novell, Inc. as Landlord and R.R. Donnelley & Sons Company. That Personal Property Lease also deemed amended, as to parties and terms, consistent with this First Amendment, and is extended on its same terms to run with the terms of this Lease and First Amendment, its extension, renewal or termination. Any extension beyond the term (as extended by one or more Extension Periods) of the Lease as herein amended, shall be separately negotiated; otherwise the Personal Property Lease terminates when the Lease (as extended by one or more Extension Periods), as herein amended, terminates.

16.  Release, Landlord hereby forever releases and discharges Donnelley from any
     -------
     liability or obligation whatsoever (whether as tenant, guarantor or otherwise) under the Lease. Landlord further agrees that it will execute any and all documents requested by Tenant to confirm such release and discharge, subject to the review and approval of Landlord's legal and real estate departments.

17.  Financing Consent, In good faith, Landlord agrees that it will execute any
     -----------------
     and all bank consent letters and similar documents required by Tenant's financing institutions, subject to the review and approval of Landlord's legal and real estate departments.

18.  Property Taxes, Landlord and Tenant acknowledge that Tenant is responsible
     --------------
     for paying the real property taxes on the Leased Premises when the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof. The parties hereby acknowledge that the real property taxes on the Leased Premises for the years 1995, 1996 and 1997 have been paid by the Landlord and the Tenant has reimbursed the Landlord for same. This action does not change, diminish or set any precedent as to Tenant's present or future responsibility to pay the real property taxes on the Leased Premises when the same become due.

19.  Miscellaneous, Landlord and Tenant confirm and agree that (i) except as
     -------------
     amended by this First Amendment, the original Lease is unmodified, (ii) the Lease is in full force and effect in accordance with its terms, and (iii) to the best knowledge of Landlord and Tenant the other party is not in default in the performance of any of its obligations under the Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the day and year first above written.


NOVELL, INC.,                         MODUS MEDIA INTERNATIONAL, Inc.,
A DELAWARE CORPORATION                A DELAWARE CORPORATION



By:  [illegible signature]            By:  [illegible signature]
     -------------------------             --------------------------

Its: V.P.                             Its: Senior VP-North America
     -------------------------             --------------------------